Exhibit 10.64

PFS:009730.0005.3399201.1 MANAGED SERVICES TERMINATION AGREEMENT This MANAGED SERVICES TERMINATION AGREEMENT (this “Agreement”) dated as of this 23 rd day of October, 2024 (the “Effective Date”), is by and between William Mgt, LLC an Illinois Limited Liability Company (the “ Provider ”) on the one hand and Athena Bitcoin, Inc . a Delaware corporation ( “ Company ”) . Each may be referred to herein as a “Party” or collectively as “Parties” . RECITALS WHEREAS, Provider has been providing Company with Bitcoin Kiosks (the “ Kiosks ”) management services, which such services included assisting in identifying merchant locations for Company, installation of Kiosks at certain merchant locations, maintaining and storing an inventory of the Kiosks and assisting with management of merchant customer service, among other services requested by Company of Provider from time to time (collectively the “ Management Services ”) pursuant to the Client Services Agreement between the Parties executed on April 26 , 2024 (the “ Management Services Agreement ”) . WHEREAS, Company has been : i) paying Provider for the Management Services ; and ii) providing Provider with office space within the Company’s offices to create efficiencies and collaboration in Providers delivery of the Management Services to Company . WHEREAS, the Parties desire to terminate their Management Services agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Incorporation of the Recitals . The above recitals are hereby incorporated in and made a part of this Agreement as if set forth herein . 2. Termination . Upon the Effective Date, Provider shall: a. Cease providing any Management Services to the Company ; b. Work with Company to assist transition of its employees that were dedicated to Company in providing the Management Services to full - time employment with Company . The aforementioned notwithstanding, Company agrees it will not hire or otherwise solicit or seek to employ or engage in any capacity, Carolina Rios, who will remain with Provider following the Effective Date ; and c. Provider shall begin vacating the Company’s office space, with such move out date to be completed within ninety (90) days of the Effective Date . 3. Post Termination Obligations . Following the Effective Date, Provider shall have no further obligations to provide Management Services to the Company and Company shall have no obligation to make payment pursuant to the Management Services Agreement . Provided however, Company may seek assistance from Provider in transitioning the services from Provider to Company and Provider shall assist Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Athena Bitcoin, Inc . /Athena Bitcoin Global c/o Matias Goldenhorn – CEO & President 1 SE 3 rd Avenue – Ste 2740 Miami, FL 33131 Email : matias@athenabitcoin . com 2 PFS:009730.0005.3399201.1 Company in such post termination transition services . Ninety days following the Effective Date, Provider’s obligation to cooperate with Company in the transitioning of its services shall lapse and Provider shall have no further obligations to provide such services to Company under the Management Services Agreement, absent an amendment to this Agreement pursuant to Section 5 below . 4. Assignment . This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns . No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party . 5. Amendments and Waivers . No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto . No waiver by any party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant . 6. No Waiver ; Cumulative Remedies . The failure of either party to enforce any one or more of the terms or conditions of this Agreement will not be deemed a waiver of such terms or conditions or limit the right to enforce any term and condition . All rights and remedies provided are cumulative and are not exclusive of any rights or remedies provided by law . 7. Governing Law/Venue . This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida . Each of the parties hereto submits to the non - exclusive jurisdiction of any state or federal court sitting in Miami, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court . 8. Notice . All notices, requests, demands, claims, and other communications hereunder shall be in writing . Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one (1) business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) three (3) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below : If to Provider: William Mgt., LLC P.O. Box 192135 Miami Beach, Florida 33193 Attention: Jordan Mirch Email: jmirch@williammgt.com If to Company: Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

3 PFS:009730.0005.3399201.1 9. With a copy that shall not constitute notice, to: legal@athenabitcoin.com Severability . If any provision of this Agreement or portion thereof should be declared invalid for any reason, the invalid provision or portion hereof shall be deemed omitted and the remaining terms shall nevertheless be carried into effect. 10. Counterparts . This Agreement may be executed in one or more counterparts (including by means of facsimile or electronic PDF copy), each of which shall be deemed an original but all of which together shall constitute one and the same instrument . 11. Further Assurances . The parties hereto shall execute such further documents, and perform such further acts, as may be necessary to effectuate the terms of this Agreement, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby . 12. Entire Agreement . This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof . 13. Waiver of Conflict of Interest . In connection with the preparation of this Agreement, each of the Parties acknowledges and agrees that (a) PFS has acted as legal counsel to the Company and Provider in the preparation of this Agreement, (b) the Parties have been advised by PFS that their respective interests may be opposed to one another, and (c) they have each been advised to retain separate legal counsel . Notwithstanding the foregoing, the Parties desire that PFS represent the Company and Provider, have retained separate counsel or have knowingly waived their right to do so and jointly and severally forever waive any claim that representation of the Company and Provider by PFS constitutes a conflict of interest which has or may result in any of them suffering damages, losses or other injuries from the transactions contemplated by this Agreement . 14. Taxes . All transfer, documentary, sales, use, stamp, registration and other such taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement shall be born by the responsible party . 15. Costs and Attorney’s Fees . In the event either party brings an action to enforce the terms of this Agreement, the non - prevailing party in such action shall pay to the prevailing party the prevailing party’s costs and expenses, including reasonable attorneys’ fees, incurred in connection with such enforcement action . [SIGNATURE PAGE TO FOLLOW] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Docusign Envelope ID: B6A1F75B-DCF8-45E5-BDEE-6283E02BD922

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

PROVIDER:

William Mgt, LLC

Signed by:

By: ______________________________
592C6146DF6D461...
Name: Jordan Mirch
Title: Manager

COMPANY:

Athena Bitcoin, Inc.

DocuSigned by:

By: Matias Goldenhorn ______________________________
526E06F7D2844F9...
Name: Matias Goldenhorn
Title: CEO & President

Athena Bitcoin Global

DocuSigned by:

By: Matias Goldenhorn ______________________________
526E06F7D2844F9...
Name: Matias Goldenhorn
Title: CEO

DS

PFS:009730.0005.3399201.1

PFS:009730.0005.3399202.1 FIRST AMENDMENT TO INTERCREDITOR AGREEMENT This First Amendment to the Intercreditor Agreement (the “ Amendment ”) is made and entered into as of October 23 , 2024 by and between KGPLA Holdings, LLC, a Delaware limited liability company (“ KGPLA ”), Taproot Acquisition Enterprises, LLC (“ Taproot ”), a Delaware limited liability company and Athena Bitcoin Global, a Nevada Corporation (“ Athena ”) . KGPLA, Taproot and Athena may be referred to herein as “ Party ” or collectively as “ Parties ” . RECITALS A. The Parties entered into that certain Intercreditor Agreement dated November 1 , 2023 (the “ Agreement ”) whereby KGPLA, agreed to a limited subordination of its first priority security position on collateral of Athena to Taproot, to assist in the facilitation of Athena’s acquisition of Bitcoin ATM Machines (“Bitcoin ATMs” or “Kiosks”) from Taproot . B. Taproot desires to sell to Athena, and Athena desires to purchase from Taproot certain additional Kiosks in which Taproot desires to maintain a first priority security interest in such Kiosks . C. In order to facilitate the sale by Taproot of additional Kiosks to Athena, the Parties desire to amend the Agreement to consent and permit Taproot to attach a first priority security interest to such Kiosks . D. Thus, the Parties desire to amend the Agreement upon the terms and conditions contained herein. TERMS NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows : 1. Incorporation of Recitals . The Parties agree and acknowledge that the Recitals are incorporated herein and a material consideration of this Amendment . 2. Amendments and Agreements . a. The Parties agree that the definition of “Equipment Loan Agreement” as defined in the "Re” line of the Agreement is hereby deleted in its entirety and replaced with the following : “i) the Equipment Financing Agreement dated November 2 , 2023 by and between Taproot and Athena (referred to herein individually as the “ November 2 Agreement”) ; and (ii) the Equipment Financing Agreement dated October 23 , 2024 by and between Taproot and Athena (referred to herein individually as the “ October 23 Agreement ” . b. The Parties agree that the definition of “Borrower” as defined in the second sentence of the Agreement, is hereby amended to include, Athena Bitcoin, Inc . in its capacity as a Purchaser under the November 2 Agreement and the October 23 Agreement . c. The Parties agree that the definition of “Equipment Loan Obligations” is hereby deleted in its entirety and replaced with the following: Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3399202.1 “means the Borrower’s obligation under : i) the Equipment Financing Agreement dated November 2 , 2023 , to make payment of the Base Payment to the Equipment Lender, solely with respect to the Schedule A Equipment, and such other covenants the Borrower must comply with until the occurrence of the First Payment Completion under the Equipment Loan Agreement ; and ii) that certain Equipment Financing Agreement dated October 23 , 2024 , to make payment of Purchaser’s Payment Obligations pursuant to section 2 of the Equipment Financing Agreement and such other covenants Borrower must comply with under such agreement and any subsequent amendments thereto . The Parties agree that the definition of “Taproot Equipment Collateral” is hereby deleted in its entirety and replaced with the following : d. “means the Bitcoin ATM machines that : i) Borrower purchases from the Equipment Lender pursuant to the Equipment Loan Agreement, as specifically listed on Exhibit A and Exhibit B ; and ii) Borrower purchases from Taproot pursuant to the Equipment Financing Agreement, as specifically listed on Schedule A thereto and as amended from time to time . For clarity, such collateral does not include (i) Cash Collateral ; or (ii) any other property or assets of the Borrower . e. The Parties agree that the definition of “Base Payment” is hereby deleted in its entirety and replaced with the following: “shall have the meaning given such term in the November 2 Agreement”. f. The Parties hereby agree to add the following definitions: “ Purchaser’s Payment Obligations ” shall have the meaning given such term in the October 23 Agreement. Miscellaneous . 3. a. This Amendment, together with the Agreement, constitutes the entire agreement between the parties and supersedes all prior or contemporaneous discussions, negotiations, representations, warranties, or agreements relating to the subject matter hereof . In the event of any inconsistency or conflict between this Amendment and the Agreement, this Amendment shall govern . b. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect. c. This Amendment may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and the same agreement . This Amendment may be delivered by fax or . pdf file . d. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement. [ signature page follows ] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Docusign Envelope ID: B6A1F75B-DCF8-45E5-BDEE-6283E02BD922

SENIOR LENDER:

Jason Lu

____
KCPLA Holdings, LLC
Jason Lu, its Manager

EQUIPMENT LENDER:

Signed by:

592C6146DF6D461...
____
Taproot Acquisition Enterprises, LLC
Jordan Mirch, its Manager

BORROWER:

DocuSigned by:

Matias Goldenhörn
526E06F7D2844F9...
____
Athena Bitcoin Global
Matias Goldenhorn, its CEO and President

DocuSigned by:

Matias Goldenhörn
526E06F7D2844F9...
____
Athena Bitcoin, Inc.
Matias Goldenhorn, its CEO and President

DS

PFS:009730.0005.3399202.1

PFS:009730.0005.3404248.1 EQUIPMENT FINANCING AGREEMENT THIS EQUIPMENT FINANCING AGREEMENT (this “ Agreement ”) is entered into as of October 30 , 2024 (the “ Effective Date ”) by and between Taproot Acquisition Enterprises, LLC, a Delaware limited liability company (“ Seller ”) on the one hand, and Athena Bitcoin, Inc . a Delaware corporation (collectively the “ Purchaser ”) . Purchaser and Seller are sometimes referred to herein as the “Party” or “ Parties . ” R E C I T A L S : WHEREAS, Seller owns certain Bitcoin ATM Kiosks listed on Schedule A hereto (collectively the “ Equipment ” and individually, each a “ Unit ”) ; WHEREAS, pursuant to the following agreements between the parties : Equipment Financing Agreement dated November 2 , 2023 (“ Purchase Agreement 1 ”), Equipment Financing Agreement dated December 31 , 2023 (“ Purchase Agreement 2 ”), Equipment Financing Agreement dated February 23 , 2024 (“ Purchase Agreement 3 ”), Equipment Financing Agreement dated May 4 , 2024 (“ Purchase Agreement 4 , ” and hereinafter, Purchase Agreement 1 , Purchase Agreement 2 , Purchase Agreement 3 , and Purchase Agreement 4 , shall be collectively referred to as the “ Prior Purchase Agreements ”), and the Omnibus Equipment Financing Agreement dated September 19 , 2024 (“ Omnibus Agreement ”), Seller has supplied Purchaser with equipment for use in its business operations ; WHEREAS, Seller has placed the Equipment in various retail establishments pursuant to an agreement between Seller and the operator of such retail establishment (each a “ Merchant Agreement ” and collectively the “ Merchant Agreements ” ) ; WHEREAS, Seller will cooperate with Purchaser to assign the Merchant Agreements to Purchaser pursuant to an assignment and assumption agreement in the form attached hereto as Exhibit B ; and WHEREAS, Purchaser and Seller desire to amend and supersede the Prior Purchase Agreements, formalize and document a framework for Seller to be able to supply future Units to Purchaser, allow for the assignment and assumption of the Merchant Agreements, and document Purchaser’s obligation to pay for such Units, all on the terms and conditions contained herein : AGREEMENT: NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows : 1. Purchase of Installed Equipment . Each Unit subject to this Agreement, including the installed and active Units listed on Schedule A attached hereto, shall be sold, assigned, transferred and conveyed from Seller to Purchaser, free and clear of any and all liens, pledges, encumbrances, charges or other security interest of any kind as of the Effective Date . The purchase price for each Unit which is installed and activated shall be Seven Thousand Two Hundred Dollars ( $ 7 , 200 . 00 ), per Unit (the “ Unit Purchase Price ”), to be paid as provided in Section 2 (a) below, subject to the conditions herein . The aforementioned notwithstanding, Seller’s title to the Equipment shall be subject to Seller’s first priority security interest . a. Purchase of Equipment for El Salvador . Purchaser is purchasing 110 Units from Seller for use in Purchaser’s El Salvador operations (collectively the “ El Salvador Units ” and individually the “ El Salvador Unit ”) which shall be listed on an appended Schedule A following the Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

a. Purchaser’s payment obligations for the Equipment shall be as follows: i. Purchaser shall pay to Seller, Three Million Dollars ( $ 3 , 000 , 000 . 00 ) in four (4) equal monthly installments of Seven Hundred and Fifty Thousand Dollars ( $ 750 , 000 . 00 ) with the first payment being made on or before October 31 , 2024 , and the final payment being made on or before January 31 , 2025 (the “ Down Payment ”) . ii. Beginning on the Effective Date, in addition to the Down Payment, Purchaser shall pay Seller on a weekly basis, eight - tenths of one percent ( 0 . 8% ) of Purchaser’s revenue derived from the sale of Bitcoin in each location Purchaser maintains a Unit in the continental United States operating as an Athena Bitcoin unit (the “ Payment Amount ”) until the earlier of (i) the expiration of the Term of this Agreement, or (ii) the total amount payable under this Agreement totals the aggregate of all Units sold to Purchaser which have not been rejected or returned in accordance with this 2 delivery, installation and activation of the El Salvador Units to El Salvador, which shall be sold, assigned, transferred and conveyed from Seller to Purchaser for the Unit Purchase Price . Provided however, that in the event Purchaser elects to pay for an El Salvador Unit in full at the time of purchase, such El Salvador Unit purchase price shall be reduced to Five Thousand Dollars ( $ 5 , 000 . 00 ), per unit . The Purchaser’s payment obligations for any such new Units shall be completed pursuant to Section 2 (a) . b. Purchase of Additional Units . Pursuant to this Agreement, Purchaser shall have the right, but not the obligation to purchase additional Units from Seller as they become available (“ Additional Units ”), and in doing so, will amend the Schedule A to reflect the purchase of such Additional Units . Additional Units shall be considered sold pursuant to this Agreement effective upon : (i) Seller issuing a purchase order to Purchaser reflecting the number of Additional Units being sold along with an amended Schedule A to the email address listed for Purchaser in Section 20 (notices) ; (ii) Purchaser responding to such email acknowledging and confirming such amendment ; and (iii) written notice that Purchaser has accepted installation of the additional Unit, provided that if Purchaser has not provided written notice of such acceptance within ten (10) business days of such installation (or otherwise raised a dispute with respect to a particular Unit) then such installation shall be deemed accepted . Any Additional Unit sold from Seller to Purchaser pursuant to this Agreement will be sold at a purchase price of Seven Thousand, Two Hundred Dollars ( $ 7 , 200 . 00 ) per Unit (“ Additional Unit Purchase Price ”) and such sale will be deemed effective upon formal acceptance . The Purchaser’s payment obligations for any such new Units shall be completed pursuant to Section 2 (b) . c. Title . Title to each Unit will automatically transfer when Purchaser accepts delivery of a purchase order from Seller, duly executed by Seller . d. Audit Rights . The Parties agree that Purchaser shall have the right upon thirty (30) days’ notice to audit such books, records and accounts as it may reasonably request access to, so as to confirm that the Equipment listed on Exhibit A match with the Equipment transferred to Purchaser in accordance with this Agreement . Seller will maintain all such books, records and accounts for at least twenty - four (24) months after the transfer of such Equipment . Should Purchaser identify any discrepancy, the Parties will discuss in good faith amending the Exhibit A to accurately reflect the Units transferred . 2. Purchaser’s Payment Obligation . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

b. Purchaser’s payment obligations for the Additional Units shall be as follows: i. Purchaser shall pay the Additional Unit Purchase Price for each Additional Unit ordered by Purchaser within thirty days of the Additional Units being deemed sold pursuant to Section 1 (b) . c. Additional Payment . Purchaser, its successor or assigns, during the Term, and only during this Term, shall pay to Seller an additional one - half of one percent ( 0 . 5% ) of Purchaser’s revenue derived from the sale of Bitcoin in each location Purchaser maintains a Unit in the continental United States operating as an Athena Bitcoin unit (the “ Additional Payment ”), subject to the conditions in Section 2 (c)(iii) below . This Section 2 (c) amends and supersedes any other payment obligation of Purchaser contained in any of the Prior Purchase Agreements . For clarification, after the Effective Date of this Agreement, Purchaser, its affiliates or assigns, shall have no further obligations to make payment of any kind to Seller relating to or arising from the Prior Purchase Agreements, unless otherwise stated in the Omnibus Agreement . i. In the event Purchaser satisfies its payment obligations pursuant to Sections 2 (a) and 2 (b) above prior to the end of the Term, Purchaser shall have the option, in its sole discretion, to buy - out the Additional Payment obligation (the “ Buy - Out Option ”) . The Buy - Out Option price shall be determined by (i) Purchaser’s monthly revenue average as determined from Purchaser’s revenue derived from the sale of Bitcoin in every location Purchaser maintains in the continental United States operating as Athena Bitcoin over the prior 12 months divided by 12 (the “ Monthly Average ”) ; (ii) and multiplying the Monthly Average by the number of months remaining in the Term, multiplied by one - half of one percent ( 0 . 5% ) (the ” Buy - Out Option Price ”) . For purposes of determining the number of months remaining on the Term, if Purchaser has satisfied its payment obligations pursuant to Section 2 (b) in the middle of a month, the Buy - Out Price will be prorated based on the number of days remaining in such month . Purchaser shall exercise its Buy - Out Option by providing Seller with ten (10) business days written notice of its intent 3 Agreement (“ Aggregate Equipment Purchase Price ”) . The aforementioned notwithstanding, during the Term, Purchaser’s minimum monthly payment obligation of the Payment Amount will be One - Hundred, Twenty - Five Thousand ( $ 125 , 000 . 00 ) Dollars (the “ Minimum Payment Amount ”) such that in no month will the Payment Amount to Seller be less than the Minimum Payment Amount . If on the last day of any month during the Term the Payment Amount is less than the Minimum Payment Amount, then Purchaser shall pay to Seller the difference between the Payment Amount and the Minimum Payment Amount, with such payment being made no later than the fifth day following of the following month . 1 . The Parties acknowledge and agree that Purchaser has previously paid as an advance to Seller, Two Hundred Fifty - Seven Thousand, Four Hundred, Eighty - One and 83 / 100 Dollars ( $ 257 , 481 . 83 ) to be applied against the Aggregate Equipment Purchase Price . iii. Upon the expiration of the Term, Purchaser shall owe and be obligated to pay to Seller, the then outstanding balance on all Equipment subject to this Agreement and any amendments hereto . Failure by Purchaser to pay the outstanding balance on the thirty - six - month anniversary of the Effective Date shall be a Purchaser Event of Default pursuant to Section 7 below . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

to exercise the Buy - Out Option with such Buy - Out Option Price (as defined herein) being paid to Seller on the tenth business day following the exercised notice (the “ Buy - Out Option Payment Date ”) . Contemporaneously with Purchaser’s exercise of the Buy - Out Option, Purchaser will present to Seller its calculations in support of the Buy - Out Option Price . Thereafter, Seller will have three (3) business days to object and provide its own calculation of the Buy - Out Option Price . If Seller objects to the Buy - Out Option Price, the Buy - Out Payment Date shall be extended by ten (10) business days and the Parties will submit each calculation to a non - interested, third - party neutral with a Certified Public Accountant license to review and determine the correct Buy - Out Option Price, with such determination being binding upon the Parties . Upon the issuance of such third - party neutral’s determination, Purchaser shall have five (5) business days thereafter to pay the Buy - Out Option Price to Seller . It shall be a Purchaser Event of Default pursuant to Section 7 below, in the event Purchaser fails to pay the Buy - Out Option Price on the Buy - Out Option Payment Date . ii. Purchaser’s obligations hereunder shall be joint and several. iii. For the purposes of Section 2 (c), the sale of Bitcoin from “Athena Bitcoin units” from which the Additional Payment will be derived includes sales made by Purchaser, its affiliates, and by those arising from asset acquisition transactions that are sourced and negotiated by Seller . Provided, that Athena Bitcoin unit sales made after the Effective Date that arise from any of Purchaser’s subsequent mergers and acquisitions with or of other entities, or asset acquisition transactions which are not sourced and negotiated by Seller, are not included in the Additional Payment calculation . 3. Purchaser Right to Return Units . In addition to all other rights and remedies set forth in this Agreement, Purchaser shall have the right upon ten (10) business days’ notice to Seller, at its sole election, return any Unit which Purchaser believes or has reason to believe, is subject to a dispute regarding its ownership in the event Seller does not cure such dispute regarding ownership prior to the notice period herein lapsing . Should Purchaser exercise such right, Seller shall credit the Unit price against any other amounts owed under this Agreement . Such Unit shall be available for repurchase once Purchaser has determined that Seller has clear and merchantable title . The aforementioned notwithstanding, Purchaser may not exercise this right in Section 3 with respect to Units acquired by Seller from SandP Solutions, LLC . 4. Purchase Money Security Interest . As collateral security for the payment of the purchase price of the Equipment and performance in full of all the obligations of the Purchaser under this Agreement, the Purchaser hereby pledges and grants to the Seller, a lien on and first priority security interest in and to all of the right, title and interest of the Purchaser in, to and under the Equipment listed on Schedule A, and as amended from time to time, wherever located, and whether now existing or hereafter arising or acquired from time to time, and in all accessions thereto and replacements or modifications thereof, as well as proceeds (including insurance proceeds) of the foregoing . The security interest granted under this provision constitutes a purchase - money security interest under Article 9 of the Florida Uniform Commercial Code . 5. Term . The term of this agreement will be thirty - six (36) months from the Effective Date (the “ Term ”), with any outstanding payment obligation pursuant to Section 2 being due and owing on the conclusion of the thirty - sixth month following the Effective Date . 6. Covenants . The following covenants of Purchaser and Seller shall apply until the Unit Purchase price for each Unit subject to this Agreement and any amendment hereto, has been paid in full . 4 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

iv . Further Assurances . Purchaser agrees to execute and deliver from time to time upon reasonable request of Seller such other instruments of assignment, conveyance and transfer and take such other action as Seller may reasonably request for the purpose of perfecting, continuing, amending, protecting or further evidencing the arrangements contemplated hereby or to enable Seller to exercise and enforce its rights and remedies hereunder . Purchaser will, at Purchaser's expense, upon each request of Seller (i) authorize Seller to file, from time to time, financing statements or other records in such public offices as Seller may require, together with continuation statements thereof and amendments thereto, containing, among other things, (a) a description of the Equipment as Seller may require, and (b) Purchaser's federal taxpayer identification number and/or state organizational number, if any, and any other identifying information as Seller may require, and (ii) comply with every other requirement deemed necessary by Seller for the perfection of its security interest in the Equipment . Without diminishing or impairing any of Purchaser's obligations hereunder, a photographic, electronic or other reproduction of this Agreement shall be sufficient as a financing statement . b. Seller Covenants: i. During the Term of this Agreement, Seller will use reasonable efforts to assist the Purchaser in growing its business which shall include but not be limited to the following : procure new locations for the Purchaser’s Bitcoin units, promote and 5 a. Purchaser Covenants: i. Inspection . Purchaser will at all times keep accurate and complete records of the Equipment based on what was provided to it by Seller . Upon providing notice to Purchaser at least one (1) business day in advance, Seller and its agents shall have at its sole cost and expense, the right at all reasonable times to examine and inspect the Equipment and to make extracts from the books and records related to the Schedule A Equipment, and at its sole cost and expense to examine, appraise and protect the Schedule A Equipment . ii. No Transfer or Encumbrance . During the Term of this Agreement, Purchaser agrees that it will not, without in each case obtaining Seller’s prior written consent, (i) sell, lease, transfer or otherwise dispose of all or any part of the Equipment listed on Schedule A or any amendment thereto or license any of the Equipment on Schedule A or any amendment thereto except as otherwise permitted herein, or (ii) encumber the Equipment on Schedule A or any amendment thereto, including, but not limited to, through adverse claims, assignments, attachments, leases, mortgages, security interests, or other liens of any kind or nature (the “ Encumbrances ”) except those in favor of Seller and those consented to in writing by Seller (the “ Permitted Encumbrances ”) . iii. Preservation of the Equipment ; Risk of Loss . Purchaser will at its sole cost and expense maintain the Equipment in good condition and repair, except for ordinary wear and tear or other intentional damages caused by a third party, and in no event in better condition than as of the date transfer to Purchaser . Purchaser will promptly pay all taxes, levies and all costs of repair, maintenance and preservation . Purchaser bears the risk of loss of the Equipment . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

a. Purchaser Default . The Purchaser shall, at Seller’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Purchaser Event of Default ”) : (a) the failure by the Purchaser to perform any of its obligations under this Agreement ; (b) falsity or inaccuracy in any material respect or material breach by the Purchaser of any written warranty, representation or statement made or furnished to Seller by or on behalf of the Purchaser ; (c) the entry of any judgment against the Purchaser placing a lien against or the making of any levy, seizure or attachment of or on the Equipment that could (in Seller’s reasonable sole discretion) have a material adverse effect on the financial condition of the Purchaser or the ability of the Purchaser to perform its obligations ; or (d) any willful act of Purchaser which causes the failure of Seller to have a perfected first priority security interest in the Equipment ; or (e) evidence received by Seller that the Purchaser may have directly or indirectly been engaged in any type of illegal activity which, in Seller’s reasonable discretion, might result in the forfeiture of any property of the Purchaser by any governmental entity, federal, state or local, provided, that, upon the occurrence of any of the foregoing, such event or condition shall not be considered a Purchaser Event of Default unless and until Seller provides notice to Purchaser of its occurrence, and such Purchaser Event of Default is not cured by Purchaser within ten (10) business days thereafter . Purchaser may cure a Purchaser Event of Default pursuant to Section 7 (e) if within fifteen (15) days of being notified from Seller of a potential forfeiture of a Unit it pays to Seller the Unit Purchase Price for such Unit or Units that are subject to forfeiture . The above notwithstanding, it will not be an event of default if Purchaser is unable to operate in a particular jurisdiction due to changes in licensing requirements at the local, municipal or state level . Provided however, that Purchaser’s inability to operate in a particular jurisdiction will not limit, modify or alter Purchaser’s payment obligations in Section 2 above . b. Events of Default by Seller . The Seller shall, at Purchaser’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Seller Event of Default”) : (a) the failure by the Seller to perform any of its obligations under this Agreement ; (b) falsity or inaccuracy in any material respect or material breach by the Seller of any written warranty, representation or statement made or furnished to Purchaser by or on behalf of the Seller ; (c) the entry of any judgment against the Seller placing a lien against or the making of any levy, seizure or attachment of or on the Equipment that could (in Purchaser’s reasonable sole discretion) have a material adverse 6 market the Purchaser’s business, and related services, and support the Purchaser’s revenue growth and improve its current operations . Provided that Seller’s failure to perform its obligations under this Section 6 (b) shall not be deemed a Seller Default . ii. Seller will at its cost, within ten (10) days of notice, discharge or bond any lien filed by any person or entity in relation to the Equipment. iii. Seller agrees to execute and deliver from time to time upon reasonable request of Purchaser such other instruments of assignment, conveyance and transfer and take such other action as Purchaser may reasonably request for the purpose of perfecting, continuing, amending, protecting or further evidencing the arrangements contemplated hereby or to enable Purchaser to exercise and enforce its rights and remedies hereunder and to take title to such Equipment . 7. Events of Default . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

a. Seller Remedies . Upon the occurrence of any such Purchaser Event of Default and at any time thereafter, Seller may declare all of the payments owed for the Equipment secured hereby, and any amendment hereto, immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC . Seller’s remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Purchaser’s premises, or wherever such Equipment may be and take possession of the Equipment without prior notice to the Purchaser or the opportunity for a hearing, and (b) require the Purchaser to assemble the Equipment and make it available to Seller at a place designated by Seller . Expenses of retaking, holding, preparing for disposition, disposing or the Equipment shall include Seller’s reasonable attorneys’ fees and legal expenses, incurred or expended by Seller to enforce any payment due it under this Agreement either as against the Purchaser, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Equipment pledged hereunder . Seller’s rights under this Section 8 shall lapse upon Purchaser’s full satisfaction of its payment obligations under Section 2 (a) above . b. Buyer Remedies . Upon the occurrence of any such Seller Event of Default and at any time thereafter, Purchaser may pursue any remedies provided herein or by any applicable law or in equity . If the Seller Event of Default is due to a reach of Section 6 (b)(ii) Purchaser’s remedies shall include, but are not limited to, the right to step - in on Sellers behalf and at Seller’s sole cost and expense, including attorney’s fees, to discharge or bond any lien, claim, or charge filed by any person or entity in relation to the Equipment and take any other action necessary to ensure clean and marketable title . Expenses include Purchaser’s reasonable attorneys’ fees and legal expenses, incurred or expended by Purchaser to enforce any payment due it under this Agreement either as against the Seller, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Equipment . 9 . Assignment and Assumption of Merchant Agreements . Within ninety days (90), of the execution of this Agreement, and from time to time as Additional Units are purchased, the Parties will use best efforts to enter into the Assignment and Assumption Agreement attached hereto as Exhibit B, which will have as a schedule, each of the Merchant Agreements being assumed by Purchaser . For clarification purposes only, Purchaser acknowledges that there are Merchant Agreements which can only be assigned 7 effect on the financial condition of the Purchaser or the ability of the Seller to perform its obligations ; or (d) any willful act of Seller which causes the failure of Purchaser to have clean and marketable title in the Equipment ; or (e) evidence received by Purchaser that the Seller may have directly or indirectly been engaged in any type of illegal activity which, in Purchaser’s reasonable discretion, might result in the forfeiture of any property of the Purchaser or Seller by any governmental entity, federal, state or local, provided, that, upon the occurrence of any of the foregoing, such event or condition shall not be considered a Seller Event of Default unless and until Purchaser provides notice to Seller of its occurrence, and such Seller Event of Default is not cured by Seller within ten (10) business days thereafter . Seller may cure a Seller Event of Default pursuant to Section 7 (e) if within fifteen (15) days of being notified from Purchaser of a potential forfeiture of a Unit it pays to Purchaser the Unit Purchase Price for such Unit or Units that are subject to forfeiture or replaces such Unit or Units with a Unit or Units that is not subject to potential forfeiture . 8. Remedies . Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

with prior consent of the merchant and that Seller is making no representation to the assignability of such Merchant Agreements. 10. Representations and Warranties of Seller . Seller represents and warrants to Purchaser that the statements contained in this Section 10 are correct and complete as of the date hereof. a. Seller is a private limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware . b. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder . Without limiting the generality of the foregoing, the Members and Manager of Seller have duly authorized the execution, delivery, and performance of this Agreement by Seller . This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions . c. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the corporate charter of Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound . Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the Parties hereto to consummate the transactions contemplated by this Agreement . d. No Violation of Law ; Litigation . It is not in violation of any applicable law, which violations, individually or in the aggregate, would affect performance of any of its obligations under this Agreement . There are no proceedings by or before any court, governmental authority, or dispute resolution body now pending or to its actual knowledge threatened against it which, if adversely determined, could reasonably be expected to have a material adverse effect on its financial condition or right or ability to perform its obligations under this Agreement . This section excludes Seller’s lawsuit pending and active with SandP Solutions, LLC . e. Seller has good and marketable title and ownership, free and clear of all liens, encumbrances, claims, charges, restrictions on transfer, to all Equipment, documentation, materials, software and all other items required for the intended use of the Equipment . Except for the representations contained in this Agreement, Seller is selling the Equipment on an “As Is” basis. 11. Representations and Warranties of Purchaser . Purchaser represents and warrants to Seller that the statements contained in this Section 11 are correct and complete as of the date hereof. a. Athena Bitcoin, Inc . , is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is a wholly owned subsidiary of Athena Bitcoin Global, a Nevada corporation and a publicly listed company on otc markets . b. Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder . This Agreement constitutes the valid and legally binding obligation of Purchaser, enforceable in accordance with its terms and conditions . 8 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

c . Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of the corporate charter of Purchaser or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a party or by which it is bound . Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency in order for the Parties hereto to consummate the transactions contemplated by this Agreement . 12. Seller’s Indemnity . Purchaser shall defend, indemnify and hold harmless Seller and its affiliates, and their respective employees, officers, directors, shareholders and agents (collectively, the “ Seller’s Indemnities ”) from and against any and all losses, liabilities, penalties, fines, damages, expenses (including reasonable attorney’s fees), causes of action, suits or claims of every kind and irrespective of the theory upon which based (collectively, “ Losses ”) relating to or arising from (i) permanent loss and/or damage to the Equipment ; and (ii) any third party claims brought against Seller which are the result of the Purchaser’s breach of this agreement, gross negligence or willful misconduct, except to the extent caused by Seller’s gross negligence or willful misconduct . This Section 12 shall survive termination of this Agreement . 13. Purchaser’s Indemnity . Seller shall defend, indemnify and hold harmless Purchaser, its successors and assigns, and their respective employees, officers, directors, shareholders and agents (collectively, the “ Purchaser’s Indemnities ”) from and against any and all Losses relating to or resulting from (i) the Equipment, including without limitation, Seller’s lack of title to any of the Equipment free and clear of any and all liens or encumbrances ; (ii) permanent loss and/or damage to the Equipment prior to the date of transfer to Purchaser ; (iii) any third party claims brought against Purchaser which are the result of the Seller’s title to the Equipment, including but not limited to Seller’s breach of this Agreement, except to the extent caused by Seller’s gross negligence or willful misconduct . This Section 13 shall survive termination of this Agreement . a. In the event a claim is asserted against Purchaser arising from Seller’s actions with respect to title to a Unit or improper installation of a Unit by Seller at a merchant location then Purchaser may, at its sole election : (i) remove such Unit from the disputed location and place such Unit at a different location ; (ii) return such Unit to Seller and deduct the Unit Purchase Price for such Unit from the total balance owed to Seller ; or (iii) request a new Unit from Seller to replace such Unit where there is a dispute regarding clear title to such Unit . 14. Assignment . This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns . No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party ; provided, however, that Seller or Purchaser may assign any or all of its rights and interests hereunder to one or more of its affiliates . 15. Amendments and Waivers . No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties hereto . No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, 9 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant 16. Exclusivity; Non - competition; Non - disparagement . a. For Seventy Eight (78) months following the Effective Date, Seller, its principals and affiliates, including William Mgt . LLC and Jordan Mirch (the “ Seller Parties ”), agree to exclusively promote, market and sell Units to Purchaser, its successors, assigns and affiliates . b. For Seventy Eight (78) months following the Effective Date, and other than Purchaser’s business, and pre - existing agreements as of the Effective Date, Seller Parties shall not participate as an owner, manager, employee, investor, contractor or consultant in any business that is competitive or a competitor to Purchaser’s business as it is as of the Effective Date . c. For Seventy Eight (78) months following the Effective Date, Seller further agrees not to directly or indirectly, in any communications with any person or entity, make any derogatory, disparaging, critical and/or negative statement whether oral, written or otherwise, against or about Purchaser . 17. Participation in Purchaser’s Equity Compensation Plan . In consideration for the rights and obligations of Seller hereunder, Purchaser acknowledges and agrees that Seller will be eligible to participate in Purchaser’s Equity Compensation Plan, following the completion of Purchaser's S - 1 process and applicable laws and regulations . 18. Amendments to Prior Purchase Agreements . In consideration for the rights and obligations of both Parties hereunder, the Parties wish to amend certain sections of the Prior Purchase Agreements and the Omnibus Agreement as follows : a. Prior Purchase Agreements . The Parties acknowledge that each Exhibit A contained in the Prior Purchase Agreements are incorrect and do not accurately capture the prior units sold . The Parties wish to amend each Exhibit A . i. Each of the Prior Purchase Agreements Exhibit A is hereby amended and replaced with the specific Exhibit A attached on Schedule B to this Agreement. 19. No Waiver ; Cumulative Remedies . The failure of Seller or Purchaser to enforce any one or more of the terms or conditions of this Agreement will not be deemed a waiver of such terms or conditions or limit the right to enforce any term and condition . All rights and remedies provided are cumulative and are not exclusive of any rights or remedies provided by law . 20. Governing Law/Venue . This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida . Each of the Parties hereto submits to the non - exclusive jurisdiction of any state or federal court sitting in Miami, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court . 21. Notice . All notices, requests, demands, claims, and other communications hereunder shall be in writing . Any notice, request, demand, claim, or other communication hereunder shall be deemed duly 10 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one (1) business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) three (3) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below : If to Seller: Taproot Acquisition Enterprises, LLC P.O. Box 192135 Miami Beach, Florida 33193 Attention: Jordan Mirch Email: jmirch@williammgt.com If to Purchaser: Athena Bitcoin, Inc. c/o Matias Goldenhorn – CEO & President 1 SE 3 rd Avenue – Ste 2740 Miami, FL 33131 Email: matias@athenabitcoin.com 22. With a copy that shall not constitute notice, to: legal@athenabitcoin.com Severability . If any provision of this Agreement or portion thereof should be declared invalid for any reason, the invalid provision or portion hereof shall be deemed omitted and the remaining terms shall nevertheless be carried into effect. 23. Counterparts . This Agreement may be executed in one or more counterparts (including by means of facsimile or electronic PDF copy), each of which shall be deemed an original but all of which together shall constitute one and the same instrument . 24. Further Assurances . The Parties hereto shall execute such further documents, and perform such further acts, as may be necessary to, transfer and convey the Equipment to Purchaser, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby . Seller has entered into certain merchant agreements for the placement of Units at merchant locations that have been sold to Purchaser and the Parties desire to have such merchant agreements assigned to Purchaser . The Parties agree to work in good faith to have such merchant agreements assigned to Purchaser . 25. Entire Agreement . This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement between the Parties and supersedes any and all prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof including, but not limited to the Prior Purchase Agreements 26. Interpretation . The headings of Articles and Sections in this Agreement are provided for convenience of reference only and will not affect the meaning of this Agreement . All Schedules and Exhibits to this Agreement are incorporated by reference . All words used in this Agreement will be construed to be of such gender or number as the circumstances require . Unless otherwise expressly provided, the words “include,” “includes” and “including” shall be interpreted to mean “including without limitation . ” A reference to a document, law, code, contract, agreement, or this Agreement, includes a reference to that document, code, contract, or agreement as periodically amended, supplemented, replaced, or restated . The Parties shall act 11 Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

iv . will promptly notify the Disclosing Party if it becomes aware of any use, disclosure of or unauthorized written, verbal or visual access to any of the Confidential Information of Disclosing Party in violation of this Agreement . b . If the Receiving Party is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, the Receiving Party shall provide : (i) written notice of such requirement to the Disclosing Party within five business days so the Disclosing Party may seek, at its sole cost, a protective order or other remedy or waive compliance with the confidentiality provisions of this Agreement ; and (ii) reasonable assistance, at the Disclosing Party’s sole cost, in opposing such disclosure or seeking a protective order or other limitations 12 reasonably and in accordance with the principles of good faith and fair dealing in the performance of this Agreement. 27. Confidentiality . “Confidential Information” means all, or any part of, and originals or copies of, any information (technical and non - technical), documents, data, records, computer programs, software, inventions, discoveries, designs, promotional ideas, customer information, financial information, practices, processes, methods, techniques, trade secrets, products, the terms of any proposed agreement between the Parties, and/or research (in each case, in any form or media, whether electronic, paper or oral) received by the Receiving Party from the Disclosing Party or its representatives, which is so designated either in writing or by oral communication . Confidential Information shall be deemed to include all notes, analyses, compilations, and other material prepared by the Receiving Party containing any Confidential Information . Confidential Information shall not include information that : (i) is now or becomes publicly available through no breach on the part of the Receiving Party or another person’s confidentiality obligations ; (ii) the Receiving Party can demonstrate it had lawfully in its possession prior to disclosure without any obligation of confidentiality ; (iii) is independently developed by the Receiving Party without access to or the use of any Confidential Information of the Disclosing Party as evidenced by written documentation ; or (iv) the Receiving Party lawfully obtains from a third party who has the right to transfer and disclose it . a. The party that receives Confidential Information (the “ Receiving Party ”) of the Disclosing Party: i. will not disclose or otherwise make available such Confidential Information to any third party, whether by written, verbal or visual means, without the Disclosing Party’s prior written consent ; however, the Receiving Party may disclose the Confidential Information to its officers, employees, consultants, legal advisors, market advisors, trustees, and any others who have a “need to know,” who have been apprised of this restriction, and who are themselves bound by nondisclosure obligations at least as restrictive as those set forth in this Section ; ii. will hold the Confidential Information in confidence and use the same degree of care it uses to keep its own similar information confidential, but in no event shall it use less than a reasonable degree of care ; iii. use such Confidential Information only to perform its obligations or exercise of its rights or remedies under the Agreement; and Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

13 on disclosure . After providing such notice and assistance, if the Receiving Party remains required by law to disclose any Confidential Information, the Receiving Party shall disclose no more than that portion of the Confidential Information which, on the advice of the Receiving Party’s legal counsel, the Receiving Party is legally required to disclose and, upon the Disclosing Party’s request, shall use commercially reasonable efforts to obtain assurances from the applicable court or agency that such Confidential Information will be afforded confidential treatment . c. Nothing in this Agreement shall prevent either Party from using any general methodologies or know - how known by such Party prior to the Disclosing Party’s disclosures under this Agreement and that are contained in the unaided memory of such Party’s personnel provided that in doing so it is not in breach of its obligations of confidentiality under this Section . d. The provisions of this Section 27 shall survive the term of this Agreement and shall continue through the term of the Processing Agreement, except in the case of Confidential Information that is a trade secrets within the meaning of applicable law, which shall survive for so long as such Confidential Information remains a trade secret . e. The Receiving Party shall be responsible for any breach of this Section 27 caused by any of its representatives . On the expiration of this Agreement, the Receiving Party shall, promptly return or destroy all Confidential Information and copies thereof that it has received under this Agreement . f. No Trading . The Recipient acknowledges and is aware of the restrictions imposed by the United States Federal Securities Laws and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company . The Receiver hereby agrees that, while in possession of such material nonpublic information, it shall not purchase or sell any publicly traded securities of Athena Bitcoin Global, communicate such information to any third party, take any other action with respect to Athena Bitcoin Global, in violation of such Laws, or cause or encourage any third party to do any of the foregoing . This Agreement and the Parties’ obligations hereunder shall terminate and be of no further force or effect at the conclusion of the Term, subject to the securities law, as may be applicable . g. The Parties acknowledge and agree that any violation of this Section 27 will cause substantial and irreparable injury to the Disclosing Party and that money damages as a remedy at law for any breach of the provisions of this Section 27 will be inadequate . 28. Taxes . All transfer, documentary, sales, use, stamp, registration and other such taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement shall be borne by the responsible Party . 29. Costs and Attorney’s Fees . In the event either Party brings an action to enforce the terms of this Agreement, the non - prevailing Party in such action shall pay to the prevailing Party the prevailing Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

14 Party’s costs and expenses, including reasonable attorneys’ fees, incurred in connection with such enforcement action. [SIGNATURE PAGE TO FOLLOW] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written. SELLER: Taproot Acquisition Enterprises, LLC By: Name: Jordan Mirch Title: Manager PURCHASER: Athena Bitcoin, Inc. By: Name: Matias Goldenhorn Title: CEO & President Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

Schedule A Equipment Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

152626 152010 152070 151954 151896 151845 151788 151580 152627 152012 152071 151955 151897 151846 151790 151581 152631 152013 152074 151958 151898 151848 151792 151582 152632 152014 152075 151959 151900 151849 151794 151583 152633 152015 152077 151960 151901 151850 151795 151590 152635 152016 152078 151961 151902 151852 151796 151592 152637 152017 152079 151962 151903 151853 151797 151595 152638 152018 152080 151963 151904 151854 151799 151614 152639 152019 152081 151965 151905 151855 151801 151615 156119 152020 152083 151966 151907 151856 151802 151616 156134 152021 152085 151968 151909 151857 151803 151617 156474 152023 152086 151969 151910 151858 151804 151618 156475 152024 152099 151970 151911 151859 151805 151619 156476 152025 152573 151971 151912 151860 151808 151620 156478 152027 152574 151972 151913 151861 151809 151636 156479 152028 152575 151973 151914 151862 151810 151655 156480 152029 152576 151975 151916 151863 151811 151661 156481 152030 152577 151976 151917 151864 151812 151662 156482 152032 152580 151977 151918 151865 151813 151663 156483 152034 152581 151978 151919 151866 151814 151670 156492 152036 152583 151980 151920 151867 151816 151671 156494 152037 152586 151981 151924 151869 151820 151676 156498 152039 152587 151982 151926 151870 151821 151677 KI - 10001 152042 152589 151983 151927 151872 151822 151678 KI - 10002 152044 152591 151984 151928 151873 151823 151682 KI - 10009 152045 152592 151985 151930 151875 151824 151687 KI - 10010 152047 152595 151986 151931 151876 151825 151689 KI - 10014 152048 152597 151987 151932 151877 151827 151691 KI - 10015 152049 152598 151990 151933 151878 151829 151692 KI - 10018 152050 152600 151992 151934 151879 151830 151695 KI - 10022 152051 152601 151993 151936 151880 151831 151696 KI - 10023 152052 152602 151994 151938 151883 151832 151698 KI - 10028 152053 152603 151996 151939 151884 151833 151729 KI - 10029 152054 152604 151997 151940 151885 151834 151730 KI - 10030 152056 152605 151998 151941 151886 151835 151731 KI - 99999 152057 152606 151999 151942 151888 151836 151734 TYKA000047 152059 152608 152000 151943 151889 15

Exhibit B Assignment and Assumption Agreement of Merchant Agreements ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “ Assignment ”) is made and entered into as of , 2024 (the “ Effective Date ”), by and between Taproot Acquisition Enterprises, LLC (“ Assignor ”) and Athena Bitcoin, Inc . (collectively, “ Assignee ”) . RECITALS A. Pursuant to the Equipment Financing Agreement dated October , 2024 , by and between Assignor and Assignee (collectively, the “ Agreement ”), Assignor has conveyed to Assignee Bitcoin ATM Kiosks which are currently installed and operational (the “ Property ”) . B. The Property is subject to those merchant agreements identified on Appendix A attached hereto (the “ Leases ”) . C. Pursuant to the Agreement and in connection with the conveyance of the Property, Assignor has agreed to assign to Assignee all of Assignor's right, title, and interest in and to the Leases as landlord, and Assignee has agreed to assume and perform all of Assignor's liabilities and obligations arising under the Leases on and after the Effective Date . ASSIGNMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows : As of the Effective Date, Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor's right, title, and interest in and to the Leases as landlord . Assignor shall indemnify, defend with counsel reasonably acceptable to Assignee, and hold Assignee harmless from any claim, liability, cost, or expense (including, without limitation, reasonable attorneys' fees) arising out of any obligation related to such this Assignment . Assignee hereby assumes all liabilities and obligations of Assignor under the Leases, and agrees to perform all such obligations that are to be performed or that become due on or after the Effective Date . This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee, and their respective successors and assigns . This Assignment shall be governed and construed in accordance with the laws of the State of Florida, without reference to conflict of laws principles . This Assignment may be executed in separate counterparts which, when taken together, shall constitute one document . [Signatures on the following page] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

e: na Bitcoin, Inc. Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922 IN WITNESS WHEREOF, the parties have executed this Assignment as of the Effective Date. ASSIGNOR: Taproot Acquisition Enterprises, LLC By: Nam Jordan Mirch Title: Ceo ASSIGNEE: Athe By: Name: Matias Goldenhörn Title: CEO

AppendixA Merchant Agreements (attached) Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3402042.1 AMENDMENT TO OMNIBUS AGREEMENT This Amendment (the “Amendment”) to that certain Omnibus Equipment Refinancing Agreement dated September 19 , 2024 , by and between Taproot Acquisition Enterprises, LLC (“Seller”) and Athena Bitcoin, Inc . (“ Purchaser ”) (the “Agreement”) is entered into as of October 30 , 2024 (the “Effective Date”) by and between Taproot Acquisition Enterprises, LLC and Athena Bitcoin, Inc . Purchaser and Seller are sometimes referred to herein as the Party or Parties . RECITALS: WHEREAS, on September 19 , 2024 , the Parties entered into the Agreement to refinance and consolidate Purchaser’s payment obligations under three different financing agreements into one agreement and payment schedule . WHEREAS, the Agreement included a Schedule A, which was intended to reflect the serial numbers for the Equipment that had been sold by Seller to Purchaser that was subject to the Agreement. WHEREAS, Schedule A contained errors and did not include the correct serial numbers for some of the Equipment subject to the Agreement. WHEREAS, the Parties desire to replace Schedule A to the Agreement with a new Schedule A to reflect the correct serial numbers for the Equipment. AGREEMENT: NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchase agree to the following: 1. Schedule A . Schedule A to the Agreement is hereby substituted with the Schedule A attached hereto as if it was attached to the Agreement. 2. Miscellaneous . a. The Agreement and all of the documents, instruments and materials executed and delivered heretofore or hereafter pursuant to the Agreement are deemed hereby to be amended so that any reference therein to the Agreement shall be a reference to such document as amended by this Amendment . b. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect . c. This Amendment may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3402042.1 one and the same agreement. This Amendment may be delivered by fax or .pdf file. d. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement. [ signature page follows ] Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922

PFS:009730.0005.3402042.1 IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written. SELLER: Taproot Acquisition Enterprises, LLC By: Name: Jordan Mirch Title: Manager PURCHASER Athena Bitcoin, Inc. By: Name: Matias Goldenhorn Title: CEO & President Docusign Envelope ID: B6A1F75B - DCF8 - 45E5 - BDEE - 6283E02BD922